The Bel family of products has provided innovative, application-specific solutions and unparalleled service to the electronics industry for more than 60 years, establishing Bel as the world's leader in power and integrated modules, circuit protection, magnetics and interconnect products.

innovation in magnetics, circuit protection, modules, power conversion and interconnect technology

March, 2011

Why Bel?

- Technology Leader
- Product Synergy
- Diversified Customer Base
- Acquisitions

bel
COMPONENTS FOR A CONNECTED PLANET®

Global Footprint


Americas
40% of revenue
6 Manufacturing sites
5 Design centers
Europe
15% of revenue
2 Manufacturing sites
3 Design centers
Asia
45% of revenue
3 Manufacturing sites
3 Design centers

Over 600,000 sq ft of manufacturing in the Far East and 10,800 workers
Over 250,000 sq ft of manufacturing in North America and Europe, and 1,200 employees

With capabilities of over 2 billion component placements, of winding over 600 million toroids and building over 500 million fuses



Technology Leader

Technical Committee Involvement

ISO/IEC	• International Standards Organization • International Electrotechnical Commission • ISO/IEC SC48B – electronic Equipment (connecting Hardware) – IEC SC32C – miniature fuses • ISO/IEC JTC1 SC25 WG3 – Customer Premises Cabling – UL/CSA Std. 248 Fuse Committee
TIA	• Telecom Industry Association • TR42 Committee – Connector Performance Testing
IEEE 802.3	• Carrier Sense Multiple Access with Collision Detection (CSMA/CD) • Access Method and Physical Layer Specifications (PHY) 10Base-T, 100Base-T, 1000Base-T, 10 Gb/s Ethernet and PHY Task Force • Power over Ethernet (PoE) and PoE Plus (DTE Power Enhancements) • Higher Speed Study Group (100 Gigabit Ethernet)
PoETec	• Power over Ethernet Technology Consortium was created to enhance the growth of the Power over Ethernet (PoE) marketplace
HomePNA® Alliance	• Leading wired home networking technology for entertainment and triple play (voice/Video/Data) distribution over existing coax cables and phone wires
MoCA®	• Multimedia over Coax Alliance • MoCA technology provides the backbone for the whole entertainment network of multiple wired and wireless products
DOSA	• Distributed-power Open Standards Alliance ensures future product compatibility and standardization within the increasingly fragmented power converter market

Semiconductor Partnership

- Bel provided solutions for over 1200 ICs
- Technology leadership
  - Gigabit and 10 Gigabit Ethernet
  - Power over Ethernet (PoE) and PoE Plus
  - Powerline and MoCA®

Key IC Partners		
AMD	Infineon	National Semi
Aquantia	Intel	PMC Sierra
Broadcom	Linear Tech	Solarflare
Conexant	Marvell	Texas Instruments
DS2	Maxim	Terranetics



Diversified Customer Base

Strategic Diversified OEM Customer Base

Serving large – Emerging Markets



Networking



Telecom



Computing



Mil-Aero-Trans

Our customers are Global market leaders

BROCADE	Alcatel·Lucent	EMC²	BOEING
CISCO	Huawei	hp	GOODRICH
ARUBA networks	MOTOROLA	IBM	JOHN DEERE
Juniper NETWORKS	POLYCOM	Sun microsystems	Raytheon



Product Synergy

Synergistic Products

- The only company offering a complete range of interconnect, circuit protection, and power conversion technologies
- Products to serve every market segment







	Circuit Protection	Power Conversion Modules	Interconnect Assemblies	Magnetics MagJack®
Bel Companies	✔ Bel Fuse	✔ Bel Power	✔ Stewart Connector Cinch Connectors	✔ Bel Fuse Stewart Connector Signal Transformer
Bourns	✔			✔
Bussman (Cooper)	✔			✔
Littelfuse	✔			
Epcos (TDK)	✔	✔		
Vishay	✔			✔
Molex			✔	
Power One		✔		
Murata		✔		✔
Tyco	✔		✔	✔

Product Synergy

The advantages of Synergistic Products

- Ease of doing business
- Technology sharing
- Vendor reduction
- Time to market



Network – Telecom Router

11 Different Bel Products
Content of $.06 to $4.50
Synergistic component cost of over $20.00



Multi-level technology support increases efficiencies of engineering resources and reduces time-to-market for New Product Introductions

Bel Product Groups

2010 Sales Percentages

Magnetics



Modules



Interconnect



Circuit Protection




5%
35%
40%
20%

Magnetics	40%
Modules	20%
Interconnect	35%
Circuit Protection	5%

Magnetics

Products

- Single port for computers and consumer products
- Combo jacks (with USB) for PCs
- Multiport jacks for hubs and routers
- LAN and Telecom Transformers
- Power Transformers and Inductors

Competitive Advantages

- # 1 Market Position in MagJack®
- # 2 Market Position in LAN/Telecom
- Leading Edge Designs
- Broadest of Product Offerings
- Collaborative relationship with semiconductor providers

Supporting Acquisitions

- Lucent Signal Transformer Business Unit 1998
- Stewart / InNet 2003
- Signal Transformer 2003

Magnetics



2011 Outlook

- Pricing pressure on mature products
- Continuing growth in Emerging PoE+ and 10GIG Ethernet Technologies
- Product line expansion into power inductors
- TAM > 800 million

Where Used by Application

- Networking, Telecom & DataCom
- Computer and Peripherals
- Consumer, Industrial, Medical, Automotive
- Small Miniature Hand Held Devices

Modules

Products

- Point-of-Load Converters
- Isolated Converters
- Voltage Regulator Modules
- Power System Controllers
- Broadband Interface modules

Modules



Competitive Advantages

- Cost-Effective Manufacturing
- Cost-Effective Design
- Use of Programmable Devices
- Ability to Leverage Bel's broad manufacturing capabilities
- Engineering Expertise

2011 Outlook

- Continued growth in home Networking Technologies
- More demand for PoE sourcing Power Solutions
- Unique competitive advantages with power sequencer
- Growing smart grid technologies
- TAM > 800 million

Supporting Acquisitions

- E-Power 2001
- Current Concepts 2001
- APC 2003
- Galaxy Power 2005

Where Used by Application

- Networking, Telecom & DataCom
- Computer and Peripherals
- Consumer, Industrial, Medical, Automotive
- Small Miniature Hand Held Devices

Interconnect

Products

- Cable Assemblies
- Passive Jacks (w/o magnetics)
- Plugs
- Fiber Optic Patch Cords
- MagJacks with Light Pipes and Shielding

Competitive Advantages

- Engineering Expertise – we understand the technology
- High performance product offering
- Customized designs – our willingness to change
- Quick turn capabilities
- Nationwide distribution network

Supporting Acquisitions

- Stewart Connector 2003
- NetWatch 2005
- Cinch Connectors 2010

Interconnect



2011 Outlook

- Pricing pressure on mature products
- Continuing growth in Emerging PoE+ and 10GIG Ethernet Technologies
- Moderate growth with the new CAT-6A PCB Jacks, Fiber Optic Cabling and 10G Pre-Terminated Copper Cabling
- TAM > 700 million

Where Used by Application

- Networking, Telecom & DataCom
- Mil/Aerospace
- Industrial, Process Control, Robotics
- Transportation

Circuit Protection

Products

- Glass and Ceramic cartridge fuses
- Thru hole and SMD PTC re-settable fuses
- Radial leaded Fuses
- Ultra miniature surface mount fuses
- Auto Insertable (Tape & Reel) fuses

Competitive Advantages

- # 3 market position
- Easily modified to any application
- Highly mechanized manufacturing process
- Quick turn capabilities
- Nationwide distribution network

Supporting Acquisitions

- None – Bel was founded on fuse technology

Circuit Protection



2011 Outlook

- Pricing pressure on mature products
- Growth in small hand held devices requiring ultra miniature PTC re-settable fuses
- Expanding customer base
- TAM > 500 million

Where Used by Application

- Networking, Telecom & DataCom
- Computer and Peripherals
- Print / Plot / Copy applications
- Security, Fire Protection, Medical – *most emerging markets will require a means of circuit protection*



Acquisition

Acquisitions

- Increase earnings per share by . . .

1	Reducing operating expense as a % of revenue
2	Leveraging manufacturing capabilities and facilities
3	Expanding customer base to provide additional sales growth
4	Expanding product and technology base to allow further penetration of strategic customers

Acquisitions & Holdings

Acquired Company	Year	Product	Revenue
Cinch Connectors	2010	Connectors / cables	$52M
NetWatch s.r.o.	2005	Cabling	$3M
Galaxy Power	2005	Power Conversion	$18M
Insilco Passive Components Group	2003	Connectors / Magnetics	$70M
APC	2003	Modules	$5M
E-Power / Current Concepts	2001	Power Conversion	$3M
Lucent	1998	Magnetics	$35M

Previous Holdings	Year	Product	Position
Power One	2009	Power Supplies	9.9%
Toko, Inc.	2009	Components	8.6%
Artesyn Technologies	2006	Power Supplies	9.1%
Ault	2004	Power Supplies	8.1%
Pulse Engineering	1995	Magnetics	8.0%

Cinch Connectors Acquisition

A world leader in interconnect

- Computer I/O
- Non computer I/O
- Barrier Blocks
- D-Sub Connectors
- Circular Connectors
- Coax Connectors
- High Speed Cable Assemblies
- Compression Interfaces
- Flex Interfacing





For over 63 years, Cinch has been a supplier of quality connector and interconnect products to the computer, telecom, aerospace military and transportation industries. We are a multi-national manufacturer with facilities in the US, Mexico and the UK supplying global customers.

CINCH Get Connected...

Market Segmentation

Military & Aerospace	(59%)
High Performance Computing	(14%)
Telecom/Datacom	(14%)
Transportation	(13%)



Military / Aerospace
High Perf Computing
Telecom/Datacom
Transportation

Cinch's sustainable competitive advantage lies in its ability to provide a selected range of high performance, high reliability solutions to premium customers in niche Cinch markets on a worldwide basis.

Strategic Partnerships

In addition to Cinch's reputation for quality engineering and innovation, Cinch is recognized for its outstanding customer service and ability to quickly adapt to meet its customers' demanding needs. Cinch has manufacturing in the USA, Mexico and UK with a sales network throughout the world.

CINCH Get Connected...

BOEING	Providing high quality connectors for over 40 years
AVAYA	Providing high quality interfacing for over 50 years
Raytheon	Providing high quality interfacing for over 50 years
John Deere	Providing high quality non-computer I/O for over 18 years
Sun microsystems	A preferred solution for over 13 years

Collaborative partnerships








Monthly
Sales
Feb
Mar

Financials

Sales History



$ In Millions
350
300
250
200
150
100
50
0
$119
$145
$96
$96
$158
$190
$216
$255
$259
$258
$182
$303
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Net Earnings



$ In Millions
40
30
20
10
0
-10
-20
$24.7
$37.4
-$12.7
$0.8
$13.8
$24.9
$20.2
$25.2
$26.3
-$14.9
-$8.3
$13.7
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Stockholder's Equity



$ in Millions
250
200
150
100
50
0
$110.3
$141.0
$129.5
$130.7
$146.9
$178.5
$201.6
$222.2
$244.5
$217.8
$208.9
$222.8
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Cash & Marketable Securities



$ In Millions
140
120
100
80
60
40
20
0
$31.4
$62.6
$71.6
$64.0
$62.5
$94.3
$93.0
$92.3
$107.7
$96.1
$124.5
$85.5
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Acquisition of Lucent Signal Transformer
Acquisition of Current Concepts & E-Power
Acquisition of APC Acquisition of Insilco PCG
Acquisition of Galaxy Power and NetWatch s.r.o.
Acquisition of Cinch Connectors

Share Ownership

Class A NASDAQ: BELFA	2,175,000 outstanding shares
	13 institutions own 1,244,00 shares
	Quarterly dividends $0.06 per share
Class B NASDAQ: BELFB	9,528,000 outstanding shares
	82 institutions own 6,611,000 shares
	Quarterly dividends $0.07 per share

- Total shareholders 2,700 (estimated), 15% held by insiders
- Insiders currently have approximately 35% of the vote
- Repurchased 160,000 Class A shares in 2007
- Repurchased 362,000 Class A shares in 2008
- Repurchased 6,000 Class A shares in 2009
- No shares repurchased in 2010

Current Company Financials

Total Assets	$277.2 Million
Total Debt	No interest bearing debt
Cash, Restricted Cash, and Marketable Securities	$85.5 million
Working Capital	$157.3 million
Current Assets-to-Liabilities Ratio	4.4 to 1
Book Value (Including Intangibles)	$18.83 per share

Current Company Valuation

Market Cap.	$270 Million
2010 EPS Class A / Class B	$1.10/ $1.18
Trailing P/E Class A / Class B	19.76 / 18.86
Dividend Class A / Class B	$0.24 / 0.28
Trailing Yield Class A / Class B	1.00% / 1.30%

Why Bel?


Technology Leader
Acquisitions
Product Synergy
Diversified Customer Base
bel
COMPONENTS FOR A CONNECTED PLANET®

Additional Information

ADDITIONAL INFORMATION
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. No tender offer for the shares of Pulse Electronics Corporation ("Pulse Electronics") has commenced at this time. In connection with Bel's proposed business combination with Pulse Electronics, Bel may file tender offer documents with the U.S. Securities and Exchange Commission ("SEC"). Any definitive tender offer documents will be mailed to shareholders of Pulse Electronics. INVESTORS AND SECURITY HOLDERS OF PULSE ELECTRONICS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Bel through the web site maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS
Bel, together with the other Participants (as defined below), has made a preliminary filing with the SEC of a proxy statement (the "Preliminary Proxy Statement") and accompanying GOLD proxy card to be used to solicit proxies for the election of its slate of director nominees at the 2011 annual meeting of shareholders of Pulse Electronics.
BEL STRONGLY ADVISES ALL SHAREHOLDERS OF PULSE ELECTRONICS TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY STATEMENT ANG GOLD PROXY CARD WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.
The Participants in the proxy solicitation are anticipated to be Bel, Bel Ventures Inc. ("Bel Ventures"), Timothy E. Brog and James Dennedy and the officers, directors and employees of Bel listed on Schedule I of the Preliminary Proxy Statement (collectively, the "Participants"). As of the date hereof, the Participants collectively own an aggregate of 341,725 shares of Pulse Electronics Common Stock, consisting of the following: (1) 368 shares owned directly by Bel and (2) 341,357 shares owned directly by Bel Ventures.

FORWARD-LOOKING STATEMENTS
Except for historical information contained in this presentation, the matters discussed in this presentation are forward-looking statements that involve risks and uncertainties. Among the factors that could cause actual results to differ materially from such statements are: the market concerns facing our customers; the continuing viability of sectors that rely on our products; the effects of business and economic conditions; capacity and supply constraints or difficulties; product development, commercializing or technological difficulties; the regulatory and trade environment; risks associated with foreign currencies; uncertainties associated with legal proceedings; the market's acceptance of our new products and competitive responses to those new products; and the risk factors detailed from time to time in our SEC reports. In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct. We undertake no obligation to update or revise any forward-looking statements.